UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2021 (February 23, 2021)
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Commission File Number: 0-26640

POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		36-3943363
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana	70433-5001
(Address of principal executive offices)		(Zip Code)
(985) 892-5521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On February 23, 2021, Mark W. Joslin informed the Board of Directors (the “Board”) of Pool Corporation (the “Company”) that he will retire as Senior Vice President, Chief Financial Officer (CFO) and Treasurer in 2021 after more than sixteen years of service with the Company. Mr. Joslin has not given notice of a specific retirement date as he intends to continue in his role until later in 2021 to ensure a successful transition.

(c)    The Company also announced the Board's appointment of Melanie Housey Hart as its next CFO, effective upon Mr. Joslin's retirement. Mrs. Hart, age 48, currently serves as the Company’s Vice President, Corporate Controller and Chief Accounting Officer. Mrs. Hart first joined the Company in 2006 as the Senior Director of Corporate Accounting. She has served as Corporate Controller since July 2007, was designated as Chief Accounting Officer in May 2008 and appointed Vice President in February 2019. Prior to joining POOLCORP, she was a Senior Manager in the Assurance and Advisory Business Services Group at Ernst & Young, where she worked for the previous 12 years.

The selection of Mrs. Hart to serve as CFO was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mrs. Hart and any director, executive officer or other person that would require disclosure under Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”). The Company has not engaged in any transaction in which Mrs. Hart had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release issued by Pool Corporation on March 1, 2021, announcing the retirement of Mark W. Joslin and the appointment of Melanie Housey Hart as Chief Financial Officer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Jennifer M. Neil
Jennifer M. Neil
Vice President, Secretary and Chief Legal Officer

Dated: March 1, 2021